Property, Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property Plant And Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Computers and equipment	87,374	133,823
Vehicle	508	508
Total	87,882	134,331
Less: accumulated depreciation	(20,589)	(61,895)
Property, plant and equipment, net	67,293	72,436